Exhibit 99.2

COMMON STOCK
REVOCABLE PROXY

CHESTER VALLEY BANCORP INC.
Special Meeting of Shareholders
June 14, 2005

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF CHESTER VALLEY BANCORP

        The undersigned hereby appoints the Board of Directors of Chester Valley Bancorp Inc., or any of the members of the Board, as Proxies, each with the full power of substitution, to represent and to vote as designated on the reverse of this card all of the shares of common stock of Chester Valley Bancorp which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, Pennsylvania, on Tuesday, June 14, 2005, at 9:00 a.m., Eastern Daylight Time, or any adjournment thereof. The shares of Chester Valley Bancorp common stock will be voted as specified. If not otherwise specified, this proxy card will be voted for each of the proposals presented on the reverse of this card. You may revoke this proxy at any time prior to the time it is voted at the Special Meeting.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF SHAREHOLDERS OF

CHESTER VALLEY BANCORP INC.

June 14, 2005
COMMON STOCK

Please date, sign and mail
your proxy card in the envelope
provided as soon as possible.

\/ Please detach along perforated line and mail in the envelope provided. \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
		1.	The approval of the agreement and plan of merger, dated as of January 20, 2005, between Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc.	☐	☐	☐
2.
			The adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve and adopt the merger agreement.	☐	☐	☐

Note: If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Chester Valley Bancorp Inc., and the accompanying Joint Proxy Statement/Prospectus prior to the signing of this proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

CHESTER VALLEY BANCORP INC.

June 14, 2005
COMMON STOCK

PROXY VOTING INSTRUCTIONS
MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER

-or-
INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.	ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time on June 13, 2005.
\/ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. \/
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENLCOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
		1.	The approval of the agreement and plan of merger, dated as of January 20, 2005, between Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc.	☐	☐	☐
2.
			The adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve and adopt the merger agreement.	☐	☐	☐
Note: If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Chester Valley Bancorp Inc., and the accompanying Joint Proxy Statement/Prospectus prior to the signing of this proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY/VOTING INSTRUCTION CARD

CHESTER VALLEY BANCORP INC.
Special Meeting of Shareholders
June 14, 2005

THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS OF CHESTER VALLEY BANCORP

The undersigned hereby appoints the Board of Directors of Chester Valley Bancorp Inc., or any of the members of the Board, as Proxies, each with the full power of substitution, and/or the Trustee of the First Financial Bank Employee Stock Ownership Plan ("ESOP"), as applicable, to represent and to vote as designated on the reverse of this card all of the shares of common stock of Chester Valley Bancorp which the undersigned is entitled to vote, or direct the vote, at the Special Meeting of Shareholders to be held at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, Pennsylvania, on Tuesday, June 14, 2005, at 9:00 a.m., Eastern Daylight Time, or any adjournment thereof. The shares of Chester Valley Bancorp common stock will be voted as specified. If not otherwise specified, this proxy/voting instruction card will be voted for each of the proposals presented on the reverse of this card.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF SHAREHOLDERS OF

CHESTER VALLEY BANCORP INC.

June 14, 2005
EMPLOYEE STOCK OWNERSHIP PLAN

PROXY VOTING INSTRUCTIONS
MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER

-or-
INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.	ACCOUNT NUMBER

You may enter your voting instructions at "www.voteproxy.com" up until 11:59 PM Eastern Daylight Time on June 8, 2005.
\/ Please detach along perforated line and mail in the envelope provided IF you are not voting 6via the Internet. \/
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENLCOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
		1.	The approval of the agreement and plan of merger, dated as of January 20, 2005, between Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc.	☐	☐	☐
2.
			The adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve and adopt the merger agreement.	☐	☐	☐
Note: If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Chester Valley Bancorp Inc., and the accompanying Joint Proxy Statement/Prospectus prior to the signing of this proxy/voting instruction card.

This card also constitutes your voting instruction for any shares held in the First Financial Bank ESOP and the undersigned hereby authorizes the Trustee of the ESOP to vote the shares allocated to the undersigned's account as provided herein. Shares held in the First Financial Bank ESOP allocated to participants' accounts will generally not be voted unless the proxy/voting instruction card is returned.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Plan Participant	Date:	Signature Plan Participant	Date:

Note:	Please sign exactly as your name or names appear on this proxy/instruction card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.